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                                                         EXHIBIT 23.2
                                                         ------------

                     CONSENT OF INDEPENDENT ACCOUNTANTS

       We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-48364, 333-38420, 333-31696,
333-93117, 333-92327, 333-11294, 333-88421, 333-39553 and 333-106742) of
Applied Digital Solutions, Inc. of our report dated March 27, 2002, except as to Note 25, which is as of August 23, 2002, relating to the financial statements and financial statement schedule.

PricewaterhouseCoopers LLP

St. Louis, Missouri
March 12, 2004